Exhibit 10.4

AMPIO PHARMACEUTICALS, INC.

2019 STOCK AND INCENTIVE PLAN

GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Ampio Pharmaceuticals, Inc. (the “Company”) 2019 Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of the Company and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee.  At such time as the Company’s common stock is listed on a national securities exchange, the compensation committee will be comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards and Cash-Based Awards.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

“Effective Date” means December 14, 2019.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the OTC Bulletin Board, the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to SECTION 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

Administration of Plan.  The Plan shall be administered by the Administrator.

Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

to select the individuals to whom Awards may from time to time be granted;

to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards and Cash-Based Awards, or any combination of the foregoing, granted to any one or more grantees;

to determine the number of shares of Stock to be covered by any Award;

to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

to accelerate at any time the exercisability or vesting of all or any portion of any Award;

subject to the provisions of SECTION 5(b), to extend at any time the period in which Stock Options may be exercised; and (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

Delegation of Authority to Grant Options.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s certificate of incorporation or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries may operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in SECTION 3(b) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 10,000,000 shares of Stock, subject in all cases to adjustment as provided in SECTION 3(b).  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.

Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 750,000 shares of Stock may be granted to any one individual grantee during any one calendar year period.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

Changes in Stock.  Subject to SECTION 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.  The Administrator shall also have the discretion to accelerate the vesting of all other Awards.

Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitation set forth in SECTION 3(a).

ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this SECTION 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this SECTION 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

In cash, by certified or bank check or other instrument acceptable to the Administrator;

A “cashless” exercise program established with a broker;

Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.  Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the delivery and attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of delivered and attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

Share Limits.  Notwithstanding anything in this SECTION 5 or elsewhere in this Plan to the contrary, and subject to adjustments as provided in SECTION 3 of this Plan, the limits specified below shall apply to any grants of the following types of Awards:

No participant shall be granted, in the aggregate during any calendar year, Awards of Options covering more than a total of 750,000 shares.

No Participant shall be granted, in the aggregate during the life of the Plan, Awards of Options covering more than a total of 2,500,000 shares.

Termination of Employment.  No Incentive Stock Option may be exercised more than three (3) months after the participant’s termination of employment for any reason other than Disability or death, unless (a) the participant dies during such three (3) month period, and (b) the Option agreement and/or the Administrator permits later exercise.  No Incentive Stock Option may be exercised more than one year after the participant’s termination of employment on account of Disability, unless (a) the participant dies during such one-year period, and (b) the Award agreement and/or the Administrator permits later exercise.

Disqualifying Dispositions.  If shares acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to a participant upon exercise, the participant shall, promptly following such disposition, notify the Administrator in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

STOCK APPRECIATION RIGHTS

Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to SECTION 5 of the Plan.

Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

RESTRICTED STOCK AWARDS

Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in SECTION 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in SECTION 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to SECTION 15 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that is represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to

SECTION 15 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of SECTION 7(c) above.

RESTRICTED STOCK UNITS

Nature of Restricted Stock Units.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested.

Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units.

Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to SECTION 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

TRANSFERABILITY OF AWARDS

Transferability.  Except as provided in SECTION 11(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

Administrator Action.  Notwithstanding SECTION 11(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

Family Member.  For purposes of SECTION 11(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

TAX WITHHOLDING

Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation as it relates to a grantee satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this SECTION 15 shall limit the Administrator’s authority to take any action permitted pursuant to SECTION 3(b) or SECTION 3(c).

STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

GENERAL PROVISIONS

No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or applicable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

Stockholder Rights.  Until Stock is deemed delivered in accordance with SECTION 17(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Governing Law.  This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

Captions.  Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of this Plan.

Unfunded Plan.  The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan.  The Plan shall not establish any fiduciary relationship between the Company or any Subsidiary and any participant or other person.  Neither a participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds, or property of the Company or any Subsidiary, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its discretion, may set aside in anticipation of a liability under the Plan.  A participant shall have only a contractual right to the Shares, cash, or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary.  Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any amounts to any person.

Other Benefits.  No compensation or benefit awarded to or realized by any participant under the Plan shall be included for the purpose of computing such participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

EFFECTIVE DATE OF PLAN

This Plan shall become effective on December 14, 2019, contingent upon approval by the Board of Directors prior to such date.

TERMINATION OF OLD PLAN

Upon the approval of the Plan by the Company’s stockholders, the Company’s 2010 Stock and Incentive Plan (“2010 Plan”) will terminate so that no new awards may be granted pursuant to the 2010 Plan.  The termination of the 2010 Plan will not affect the rights of holders of awards previously granted and outstanding under the 2010 Plan.

GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:December 13, 2019

DATE APPROVED BY STOCKHOLDERS:December 14, 2019

AMPIO PHARMACEUTICALS, INC. 2019 STOCK OPTION AND INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEE

To: [Insert Name]

Ampio Pharmaceuticals, Inc. (the “Company” or “we”) is pleased to memorialize the grant to you of a stock option award (the “Award” or the “Option”), effective ____________________ (the “Grant Date”) under the terms of the Ampio Pharmaceuticals, Inc. 2019 Stock Option and Incentive Plan (the “Plan”).  Initially capitalized terms used in this Agreement and defined in the Plan shall have the meanings given to such terms in the Plan.  Copies of the Plan are available upon written request to the Company.

1.Option Grant.  Your Option permits you to purchase, on the terms and conditions set forth in this Agreement, the number of shares (the “Option Shares”) of the Company’s common stock (the “Common Stock”), at the exercise price (the “Exercise Price”) set forth in the following table.

Number of Option Shares	Exercise Price Per Option Share
[Insert #]	$[Insert #]

2.Option Type.  Your Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.Term of Option.  As a general matter, your right to exercise the Option will expire on the tenth anniversary of the Grant Date (the “Expiration Date”).  As provided below, your right to exercise the Option may expire prior to the Expiration Date, if you die or your employment with the Company terminates.

4.Vesting.  You may exercise the Option only to the extent that the Option is vested.  If applicable to you, the Option may vest over time.  If so, your right to exercise the Option will vest over time in accordance with the following schedule, provided you are employed with the Company or any of its Subsidiaries (collectively, the “Ampio Companies”) on the applicable date listed below.

Date	Vested Percentage of Award
[Insert Date]	[Insert %]

Your Option may also be subject to performance vesting criteria.  If so, the terms under which your Option will vest are set forth in a schedule attached hereto and incorporated by reference into this Award.  To the extent performance vesting criteria apply to your Award, the determination of whether subjective performance vesting criteria have been met is in the sole discretion of the Compensation Committee of the Company’s Board of Directors (the “Committee”).  The attaining of the objective performance criteria shall be determined in accordance with the terms of the attached schedule.  If the attaining of objective performance criteria is subject to interpretation, you and we agree that any judgment as to whether the objective performance criteria have been met shall be in the sole, but reasonably exercised, discretion of the Committee.

Except as otherwise provided in Section 7 below, if your employment with the Ampio Companies terminates you will forfeit that portion of the Award that is not vested on the date of your termination.

5.Sale Event Vesting.  In the event that a Sale Event occurs with respect to the Company prior to your termination of employment with Ampio Companies, any portion of your Option that is not vested shall vest, and become exercisable, upon such Sale Event.

6.Exercise.  Prior to the Expiration Date and during your employment with the Ampio Companies, you may exercise all or a portion of your Option, to the extent vested, by designation the number of Option Shares to be acquired in accordance with the exercise procedures established by the Committee from time to time.  Your right to exercise the Option, to the extent vested, following the date your employment terminates will depend on the reason for such termination, as described in Section 7 below.

You must pay to the Company at the time of exercise the sum of (i) the full amount of the Exercise Price for the number of Option Shares to be acquired and (ii) an amount equal to the aggregate minimum federal, state and local income and employment taxes that the Company is required to withhold and deposit on behalf of you with respect to your exercise (“Tax Obligation”).

You may elect to pay the Exercise Price or your Tax Obligation by having the Company reduce the number of Option Shares you receive upon such exercise.  Alternatively, you may pay the Exercise Price and your Tax Obligation:

a.in cash;

b.a “cashless” exercise program established with a broker;

c.by surrendering to the Company previously acquired shares of Common Stock having a Fair Market Value at the time of exercise equal to the Exercise Price or Tax Obligation; or

d.to the extent permitted by applicable law, by delivery of irrevocable instructions to a broker to (1) promptly deliver to the Company the amount of sale proceeds from the Option Shares or other proceeds to pay the Exercise Price or the Tax Obligation, and (2) deliver to you the balance of the Option Share proceeds in the form of cash or shares of Common Stock.

If you pay the Exercise Price or your Tax Obligation by surrender of shares of Common Stock, you must also submit proof acceptable to the Company substantiating your ownership of those shares.  The value of previously acquired shares of Common Stock used to pay the Exercise Price (either directly or by attestation) of the Option Shares to be acquired or your Tax

Obligation shall be equal to the aggregate Fair Market Value of such previously acquired shares of Common Stock on the date of the exercise.  Your Option will be considered finally exercised on the date on which your payment of the Exercise Price and Tax Obligation is received by the Company.  By exercising any portion of the Option, you are accepting all of the terms and conditions specified in this Agreement.

7.Impact of Termination of Employment on Option.  Except as otherwise expressly provided in this Section 7 or otherwise agreed to by the Committee, if your employment with the Ampio Companies terminates, (i) you will forfeit that portion of your Option that is not vested on the date of your termination and (ii) you will have a limited period in which to exercise such portion of any Option as was vested on the date of your termination.  The Committee, in its sole discretion, shall be authorized to determine the nature of any termination of employment and your rights under this Section 7 as a result of such termination and such determination shall be binding for all purposes under this Section 7.

a.Death or Disability.  If you die or if the Company elects to terminate your employment with the Ampio Companies due to your Disability, (i) your Option (to the extent not previously vested) will vest and become non-forfeitable as of the date of your death or the date your employment terminates due to your Disability and (ii) your Option may be exercised thereafter at any time that is both before the Expiration Date and within one year of the date of your death or termination.  To the extent not previously exercised, your Option will terminate and may not be exercised after the earlier of the Expiration Date or the first anniversary of the termination of your employment due to your death or your Disability.

b.Voluntary Termination other than for Good Reason.  If you voluntarily terminate your employment with the Ampio Companies other than for Good Reason, (i) your Option (to the extent not previously vested) will terminate and be forfeited as of the date your employment terminates, and (ii) your Option, to the extent vested, may be exercised during the 90-day period immediately following the date your employment terminates.  Any vested portion of the Option which remains unexercised will be forfeited, and your right to exercise that portion of the Option shall terminate, on the 91st day following the date your employment terminates.  [For purposes of this Award, “Good Reason” shall have the meaning set forth in the employment agreement between you and any of the Ampio Companies.  In the event that you are not party to an employment agreement or your employment agreement does not contain a definition of “Good Reason,” it shall mean, without your written consent: (i) there is a material reduction in the level of your compensation (excluding any bonuses) (except where there is a reduction applicable to the management team generally, provided, however, that in no case may your base salary be reduced below your starting base salary), (ii) there is a material reduction in your overall responsibilities or authority, or scope of duties (it being understood that the occurrence of a Sale Event shall not, by itself, necessarily constitute a reduction in your responsibilities or authority); or (iii) there is a material change in the principal geographic location at which you must perform services for the Ampio Companies (it being understood that your relocation to a facility or a location within forty (40) miles of the State Capitol Building in Denver, Colorado shall not be deemed material for purposes of this Award).  No event shall be deemed to be “Good Reason” if the Company has cured the event (if susceptible to cure) within 30 days of receipt of written notice from you specifying the event or events which, absent cure, would constitute “Good Reason.”]

c.Voluntary Termination for Good Reason.  If you voluntarily terminate your employment with the Ampio Companies for Good Reason, (i) any portion of your Option that is not vested shall vest, and become exercisable, upon the date your employment terminates, and (ii) your Option may be exercised during the one-year period immediately following the date your employment terminates or until the Expiration Date, if earlier.  Any vested portion of the Option which remains unexercised will be forfeited, and your right to exercise that portion of the Option shall terminate, on the earlier of the Expiration Date or the first day following the one-year anniversary of the date your employment terminates.

d.Involuntary Termination.  If your employment with Ampio Companies is terminated by the Company other than for Cause, (i) any portion of your Option that is not vested shall vest, and become exercisable, upon the date your employment terminates, and (ii) your Option may be exercised during the one-year period immediately following the date your employment terminates or until the Expiration Date, if earlier.  Any vested portion of the Option which remains unexercised will be forfeited, and your right to exercise that portion of the Option shall terminate, on the earlier of the Expiration Date or the first day following the one-year anniversary of the date your employment terminates.  [For purposes of this Award, “Cause” shall have the meaning set forth in the employment agreement between you and any of the Ampio Companies.  In the event that you are not party to an employment agreement or your employment agreement does not contain a definition of “Cause,” it shall mean (i) your willful malfeasance or willful misconduct in connection with your employment; (ii) your gross negligence in performing any of your duties to the Ampio Companies; (iii) your conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) your willful and deliberate violation of an Ampio Company policy, (v) your unintended but material breach of any written policy applicable to all employees adopted by an Ampio Company which is not cured to the reasonable satisfaction of the Board within thirty (30) business days after notice thereof; (vi) your unauthorized use or disclosure of any proprietary information or trade secrets of the Ampio Companies or any other party as to which you owe an obligation of nondisclosure as a result of your relationship with the Ampio Companies, (vii) your willful and deliberate breach of your obligations under any employment agreement with any of the Ampio Companies, or (viii) any other material breach by you of any of your obligations in any employment agreement with any of the Ampio Companies which is not cured to the reasonable satisfaction of the Board within thirty (30) business days after notice thereof.]

e.Termination for Cause.  If your employment with the Ampio Companies is terminated for Cause, your Option will be forfeited and your rights to exercise the Option, whether or not vested, shall terminate as of the date your employment terminates.

8.Adjustments In Capitalization.  In the event of any dividend or other distribution (in whatever form), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase

Common Stock or other securities of the Company, or other similar transaction or event that affects the Common Stock, the Committee shall adjust the terms of the Option, to the extent necessary, in its sole discretion, in order to prevent dilution or enlargement of the benefits or potential benefits of the Option.  However, in no event shall the Committee adjust the terms of the Option in a manner which could cause the Option to be treated as the grant of a new Option for purposes of Section 409A of the Code and Treas. Reg. §§ 1.409A-2 through 1.409A-6 or cause the Company to incur a new compensation charge for financial reporting purposes.

9.Rights as a Stockholder.  You will have no rights as a stockholder with respect to any Option Shares until and unless you exercise the Option and shares of Common Stock have been issued to you.

10.Public Offer Waiver.  By executing this Agreement, you acknowledge and confirm your understanding that your rights under the Plan arise strictly from your status as an employee of or service provider to the Ampio Companies and that the Company’s grant of the Option to you is not an offer of securities made to the general public.

11.Transferability of Option Shares.  You hereby agree not to offer, sell or otherwise attempt to dispose of any Common Stock covered by the Option Shares in a way which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law or the laws of any other country) or to amend or supplement any such filing, or (ii) violate or cause the Company to violate the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, any other state or federal law, or the laws of any other country.  The Company reserves the right to place restrictions on any Common Stock you may receive as a result of your exercise of the Option.

12.Conformity with the Plan.  This Option is intended to conform in all respects with, and is subject to, all applicable provisions of the Plan.  Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan.  By accepting your Option, you agree to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Company in connection with Options issued under the Plan.  You also understand that this Agreement does not give you any legal or equitable right (other than those rights constituting the Agreement itself) against the Ampio Companies directly or indirectly or give rise to any cause of action at law or in equity against the Ampio Companies.

13.Interpretations.  Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate.  The Committee’s determination or resolution will be final, binding and conclusive for all purposes.

14.No Rights to Continued Employment or Future Awards.  You hereby acknowledge and understand that this Option shall not form part of any contract of employment between you and any of the Ampio Companies.  Nothing in the Agreement or the Plan confers on you any right to continue in the employ of the Ampio Companies or in any way affects the Ampio Companies’ right to terminate your employment without prior notice at any time or for any reason, whether you have an employment agreement or whether you are an “at-will” employee.  You further acknowledge that the Option is being granted to you in consideration of your performance of services for the Ampio Companies and is not under any circumstances to be considered compensation for past services.

You acknowledge and agree that the granting of your Option is at the discretion of the Committee and that acceptance of your Option is no guarantee that future Options will be granted under the Plan.  Notwithstanding anything in this Agreement or the Plan to the contrary, the Company may amend this Agreement or the Plan, including but not limited to modifications to any of the rights granted to you under this Agreement, without your consent, at such time and in such manner as the Company may consider necessary or desirable, to reflect changes in law.  You also understand that the Company may amend, resubmit, alter, change, suspend, cancel, or discontinue the Plan at any time without limitation.

15.Consent to Transfer Personal Data.  You hereby acknowledge and consent to the collection, use, processing and transfer of your personal data as described in this Section 15.  You are not obligated to consent to such a collection, use, processing and transfer of personal data.  However, failure to provide your consent may affect your ability to participate in the Plan.  As part of your employment with the Ampio Companies, the Company may maintain certain personal information about you, that may include your name, home address and telephone number, fax number, email address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, driver’s license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V.  (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefits information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, options or benefit statements, any shares of stock or directorships in the Company, and details of all options or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in your favor (the “Data”).  The Company maintains the Data for the purpose of managing and administering the Plan.  The Ampio Companies may transfer Data amongst themselves as needed to implement, administer and manage your participation in the Plan, and the Company may also transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan.  These third parties may be located throughout the world, including within the United States.  By voluntarily acknowledging receipt of the Option Shares, you are authorizing these third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any transfer of the Data that may be required to administer the Plan and/or to permit a broker, or other third party you have chosen to hold any shares of Company Common Stock you may acquire pursuant to the Plan.  You may, at any time, review the Data, require any necessary amendments to it or withdraw your consent to its collection by contacting the Company in writing; however, withdrawing your consent may affect your ability to participate in the Plan.

16.Miscellaneous.

a.Modification.  The Committee (or its authorized delegate) shall make all determinations regarding the number of Option Shares granted to you and the conditions set forth in this Agreement.  The Committee shall maintain a copy of your Agreement in its records.  The Committee may amend or modify this Agreement in any manner, provided that the Committee would have had the authority to do so under the Plan.  However, no amendment or modification of this Agreement shall impair your rights under this Agreement without your express consent.  Any such amendment, modification or supplementation of this Agreement must be in writing and signed by both you and a representative of the Company.

b.Governing Law.  This Agreement and the Plan shall be construed in accordance with the laws of the State of Delaware, without reference to any conflict of law principals.

c.Successors and Assigns.  Except as otherwise provided herein, this Agreement will bind and inure to the benefit of the respective successors and permitted assigns of you and the Company, whether so expressed or not.

d.Waiver.  The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or any other provision hereof.

e.Severability.  Whenever feasible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invaliding the remainder of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Stock Option Agreement effective as of the day and year first above written, which constitutes the date upon which the Committee authorized the issuance of the Option.

Company:

AMPIO PHARMACEUTICALS, INC.
By:
Name:
Title:

Grantee:

[Insert Name]

AMPIO PHARMACEUTICALS, INC. 2019 STOCK OPTION AND INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT FOR

NON-EMPLOYEE CONSULTANTS/BOARD MEMBERS OF THE COMPANY

To:  [Insert Name]

Ampio Pharmaceuticals, Inc. (the “Company” or “we”) is pleased to memorialize the grant to you of a stock option award (the “Award” or the “Option”), effective _________________ (the “Grant Date”) under the terms of the Ampio Pharmaceuticals, Inc. 2019 Stock Option and Incentive Plan (the “Plan”).  Initially capitalized terms used in this Agreement and defined in the Plan shall have the meanings given to such terms in the Plan.  Copies of the Plan are available upon written request to the Company.

1.	Option Grant.

Your Option permits you to purchase, on the terms and conditions set forth in this Agreement, the number of shares (the “Option Shares”) of the Company’s common stock (the “Common Stock”), at the exercise price (the “Exercise Price”) set forth in the following table.

Number of Option Shares	Exercise Price Per Option Share
[Insert #]	$[Insert #]

2.	Option Type.

Your Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.	Term of Option.

As a general matter, your right to exercise the Option will expire on the tenth anniversary of the Grant Date (the “Expiration Date”).  As provided below, your right to exercise the Option may expire prior to the Expiration Date, if you die or your service with the Company terminates.

4.	Vesting.

You may exercise the Option only to the extent that the Option is vested.  If applicable to you, the Option may vest over time. If so, your right to exercise the Option will vest over time in accordance with the following schedule, provided you are engaged to provide services to the Company or any of its Subsidiaries (collectively, the “Ampio Companies”) on the applicable date listed below.

Date	Vested Percentage of Award
[INSERT DATE]	[Insert %]

Your Option may also be subject to performance vesting criteria. If so, the terms under which your Option will vest are set forth in a schedule to your services agreement with Ampio Companies, if you have a services agreement with Ampio Companies.  We and you agree that these performance criteria, if any, are hereby incorporated by reference into this Award.  To the extent performance vesting criteria apply to your Award, the determination of whether subjective performance vesting criteria have been met is in the sole discretion of the Compensation Committee of the Company’s Board of Directors (the “Committee”).  The attaining of the objective performance criteria shall be determined in accordance with the terms of the schedule to your services agreement.  If the attaining of objective performance criteria is subject to interpretation, you and we agree that any judgment as to whether the objective performance criteria have been met shall be in the sole, but reasonably exercised, discretion of the Committee.

Except as otherwise provided in Section 7 below, if your services with the Ampio Companies terminates you will forfeit that portion of the Award that is not vested on the date of your termination.

5.	Sale Event Vesting.

In the event that a Sale Event occurs with respect to the Company prior to your termination of services with Ampio Companies, any portion of your Option that is not vested shall vest, and become exercisable, upon such Sale Event.

6.	Exercise.

Prior to the Expiration Date, unless your Option is terminated or forfeited pursuant to Section 7, you may exercise all or a portion of your Option, to the extent vested, by designation the number of Option Shares to be acquired in accordance with the exercise procedures established by the Committee from time to time.  Your right to exercise the Option, to the extent vested, following the date your services end will depend on the reason such services end, as described in Section 7 below.

You must pay to the Company at the time of exercise the sum of (i) the full amount of the Exercise Price for the number of Option Shares to be acquired and (ii) an amount equal to the aggregate minimum federal, state and local income and employment taxes, if any, that the Company is required to withhold and deposit on behalf of you with respect to your exercise (“Tax Obligation”).

You may elect to pay the Exercise Price or your Tax Obligation by having the Company reduce the number of Option Shares you receive upon such exercise.  Alternatively, you may pay the Exercise Price and your Tax Obligation:

(a)	in cash;
(b)	a “cashless” exercise program established with a broker;

(c)	by surrendering to the Company previously acquired shares of Common Stock having a Fair Market Value at the time of exercise equal to the Exercise Price or Tax Obligation; or
(d)

to the extent permitted by applicable law, by delivery of irrevocable instructions to a broker to (1) promptly deliver to the Company the amount of sale proceeds from the Option Shares or other proceeds to pay the Exercise Price or the Tax Obligation, and (2) deliver to you the balance of the Option Share proceeds in the form of cash or shares of Common Stock.

If you pay the Exercise Price or your Tax Obligation by surrender of shares of Common Stock, you must also submit proof acceptable to the Company substantiating your ownership of those shares.  The value of previously acquired shares of Common Stock used to pay the Exercise Price (either directly or by attestation) of the Option Shares to be acquired or your Tax Obligation shall be equal to the aggregate Fair Market Value of such previously acquired shares of Common Stock on the date of the exercise.  Your Option will be considered finally exercised on the date on which your payment of the Exercise Price and Tax Obligation is received by the Company.  By exercising any portion of the Option, you are accepting all of the terms and conditions specified in this Agreement.

7.	Impact of Termination of Service on Option.

Except as otherwise expressly provided in this Section 7 or otherwise agreed to by the Committee, if your service relationship with the Ampio Companies terminates, (i) you will forfeit that portion of your Option that is not vested on the date of your termination and (ii) you will have a limited period in which to exercise such portion of any Option as was vested on the date of your termination.  The Committee, in its sole discretion, shall be authorized to determine the nature of any termination of services and your rights under this Section 7 as a result of such termination and such determination shall be binding for all purposes under this Section 7.

(a)

Death or Disability. If you die or if the Company elects to terminate your services with the Ampio Companies due to your Disability, (i) your Option (to the extent not previously vested) will vest and become non-forfeitable as of the date of your death or the date your services terminate due to your Disability and (ii) your Option may be exercised thereafter at any time that is both before the Expiration Date and within one year of the date of your death or termination.  To the extent not previously exercised, your Option will terminate and may not be exercised after the earlier of the Expiration Date or the first anniversary of the termination of your services due to your death or your Disability.

(b)

Voluntary Termination.  If you voluntarily terminate your services with the Ampio Companies, (i) your Option (to the extent not previously vested) will terminate and be forfeited as of the date your services terminates, and (ii) your Option, to the extent vested, may be exercised during the 90 day period immediately following the date your services terminate.  Any vested portion of the Option which remains unexercised will be forfeited, and your right to exercise that portion of the Option shall terminate, on the 91st day following the date your services terminate.

(c)

Involuntary Termination.  If your services with Ampio Companies are terminated by the Company other than for Cause, (i) your Option (to the extent not previously vested) will terminate and be forfeited as of the day your services terminate and (ii) your Option, to the extent vested, may be exercised during the 90 day period immediately following the date your services terminate or until the Expiration Date, if earlier.  Any vested portion of the Option which remains unexercised will be forfeited, and your right to exercise that portion of the Option shall terminate, on the earlier of the Expiration Date or the 91st day following the date your services terminate.

(d)

Termination for Cause.  If your services with the Ampio Companies are terminated for Cause, your Option will be forfeited and your rights to exercise the Option, whether or not vested, shall terminate as of the date your services terminate.

For purposes of this Award, “Cause” shall have the meaning set forth in the service agreement between you and any of the Ampio Companies.  In the event that you are not party to a services agreement or your services agreement does not contain a definition of “Cause,” it shall mean (i) your willful malfeasance or willful misconduct in connection with your services; (ii) your gross negligence in performing any of your duties to the Ampio Companies; (iii) your conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) your willful and deliberate violation of an Ampio Company policy, (v) your unintended but material breach of any written policy applicable to all Consultants/Board Members adopted by an Ampio Company which is not cured to the reasonable satisfaction of the Board within thirty (30) business days after notice thereof; (vi) your unauthorized use or disclosure of any proprietary information or trade secrets of the Ampio Companies or any other party as to which you owe an obligation of nondisclosure as a result of your relationship with the Ampio Companies, (vii) your willful and deliberate breach of your obligations under any services agreement with any of the Ampio Companies, or (viii) any other material breach by you of any of your obligations in any services agreement with any of the Ampio Companies which is not cured to the reasonable satisfaction of the Board within thirty (30) business days after notice thereof.

8.	Adjustments In Capitalization.

In the event of any dividend or other distribution (in whatever form), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar transaction or event that affects the Common Stock, the Committee shall adjust the terms of the Option, to the extent necessary, in its sole discretion, in order to prevent dilution or enlargement of the benefits or potential benefits of the Option.  However, in no event shall the Committee adjust the terms of the Option in a manner which could cause the Option to be treated as the grant of a new Option for purposes of Section 409A of the Code and Treas. Reg. §§ 1.409A-2 through 1.409A-6 or cause the Company to incur a new compensation charge for financial reporting purposes.

9.	Rights as a Stockholder.

You will have no rights as a stockholder with respect to any Option Shares until and unless you exercise the Option and shares of Common Stock have been issued to you.

10.	Public Offer Waiver.

By executing this Agreement, you acknowledge and confirm your understanding that your rights under the Plan arise strictly from your status as a service provider to the Ampio Companies and that the Company's grant of the Option to you is not an offer of securities made to the general public.

11.	Transferability of Option Shares.

You hereby agree not to offer, sell or otherwise attempt to dispose of any Common Stock covered by the Option Shares in a way which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law or the laws of any other country) or to amend or supplement any such filing, or (ii) violate or cause the Company to violate the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, any other state or federal law, or the laws of any other country. The Company reserves the right to place restrictions on any Common Stock you may receive as a result of your exercise of the Option.

12.	Conformity with the Plan.

This Option is intended to conform in all respects with, and is subject to, all applicable provisions of the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By accepting your Option, you agree to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Company in connection with Options issued under the Plan. You also understand that this Agreement does not give you any legal or equitable right (other than those rights constituting the Agreement itself) against the Ampio Companies directly or indirectly, or give rise to any cause of action at law or in equity against the Ampio Companies.

13.	Interpretations.

Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. The Committee's determination or resolution will be final, binding and conclusive for all purposes.

14.	No Rights to Continued Services or Future Awards.

You hereby acknowledge and understand that this Option shall not form part of any contract of services between you and any of the Ampio Companies.  Nothing in the Agreement or the Plan confers on you any right to continue in the service of the Ampio Companies or in any way affects the Ampio Companies' right to terminate your services without prior notice at any time or for any reason, whether you have an services agreement.  You further acknowledge that the Option is being granted to you in consideration of your performance of services for the Ampio Companies and is not under any circumstances to be considered compensation for past services.

You acknowledge and agree that the granting of your Option is at the discretion of the Committee and that acceptance of your Option is no guarantee that future Options will be granted under the Plan.  Notwithstanding  anything in this Agreement or the Plan to the contrary, the Company may amend this Agreement or the Plan, including but not limited to modifications to any of the rights granted to you under this Agreement, without your consent, at such time and in such manner as the Company may consider necessary or desirable, to reflect changes in law. You also understand that the Company may amend, resubmit, alter, change, suspend, cancel, or discontinue the Plan at any time without limitation.

15.	Consent to Transfer Personal Data.

You hereby acknowledge and consent to the collection, use, processing and transfer of your personal data as described in this Section 15.  You are not obligated to consent to such a collection, use, processing and transfer of personal data.  However, failure to provide your consent may affect your ability to participate in the Plan.  As part of your service to  the Ampio Companies, the Company may maintain certain personal information about you, that may include your name, home address and telephone number, fax number, email address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, driver’s license information, date of birth, birth certificate, social security number or other identification number, nationality, C.V. (or resume), wage history, references, job title, service contract, current wage and benefits information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, options or benefit statements, any shares of stock or directorships in the Company, and details of all options or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in your favor (the “Data”).  The Company maintains the Data for the purpose of managing and administering the Plan. The Ampio Companies may transfer Data amongst themselves as needed to implement, administer and manage your participation in the Plan, and the Company may also transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan. These third parties may be located throughout the world, including within the United States. By voluntarily acknowledging receipt of the Option Shares, you are authorizing these third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any transfer of the Data that may be required to administer the Plan and/or to permit a broker, or other third party you have chosen to hold any shares of Company Common Stock you may acquire pursuant to the Plan. You may, at any time, review the Data, require any necessary amendments to it or withdraw your consent to its collection by contacting the Company in writing; however, withdrawing your consent may affect your ability to participate in the Plan.

16.	Miscellaneous.

Modification.  The Committee (or its authorized delegate) shall make all determinations regarding the number of Option Shares granted to you and the conditions set forth in this Agreement.  The Committee shall maintain a copy of your Agreement in its records.  The Committee may amend or modify this Agreement in any manner, provided that the Committee would have had the authority to do so under the Plan.  However, no amendment or modification of this Agreement shall impair your rights under this Agreement without your express consent.  Any such amendment, modification or supplementation of this Agreement must be in writing and signed by both you and a representative of the Company.

(a)	Governing Law. This Agreement and the Plan shall be construed in accordance with the laws of the State of Delaware, without reference to any conflict of law principals.
(b)

Successors and Assigns.  Except as otherwise provided herein, this Agreement will bind and inure to the benefit of the respective successors and permitted assigns of you and the Company, whether so expressed or not.

(c)	Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or any other provision hereof.
(d)

Severability. Whenever feasible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invaliding the remainder of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Stock Option Agreement effective as of the day and year first above written, which constitutes the date upon which the Committee authorized the issuance of the Option.

Company:

AMPIO PHARMACEUTICALS, INC.

By:
Name:
Title:

Grantee:

AMPIO PHARMACEUTICALS, INC. 2019 STOCK OPTION AND INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

To: [Insert name]

Ampio Pharmaceuticals, Inc. (the “Company” or “we”) is pleased to memorialize the grant to you of a stock option award (the “Award” or the “Option”), effective ________________ (the “Grant Date”) under the terms of the Ampio Pharmaceuticals, Inc. 2019 Stock Option and Incentive Plan (the “Plan”).  Initially capitalized terms used in this Agreement and defined in the Plan shall have the meanings given to such terms in the Plan.  Copies of the Plan are available upon written request to the Company.

1.	Option Grant.

Your Option permits you to purchase, on the terms and conditions set forth in this Agreement, the number of shares (the “Option Shares”) of the Company’s common stock (the “Common Stock”), at the exercise price (the “Exercise Price”) set forth in the following table.

Number of Option Shares	Exercise Price Per Option Share
[Insert #]	$[Insert #]

2.	Option Type.

Your Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.	Term of Option.

As a general matter, your right to exercise the Option will expire on the tenth anniversary [Note—change to fifth anniversary if the individual is a Ten Percent Owner] of the Grant Date (the “Expiration Date”).  As provided below, your right to exercise the Option may expire prior to the Expiration Date, if you die or your employment with the Company terminates.

4.	Vesting.

You may exercise the Option only to the extent that the Option is vested.  If applicable to you, the Option may vest over time. If so, your right to exercise the Option will vest over time in accordance with the following schedule, provided you are employed with the Company or any of its Subsidiaries (collectively, the “Ampio Companies”) on the applicable date listed below.

Date	Vested Percentage of Award
[INSERT DATE]	[Insert #]%

Your Option may also be subject to performance vesting criteria. If so, the terms under which your Option will vest are set forth in a schedule to your employment agreement, if you have an employment agreement with the Company. We and you agree that these performance criteria, if any, are hereby incorporated by reference into this Award.  To the extent performance vesting criteria apply to your Award, the determination of whether subjective performance vesting criteria have been met is in the sole discretion of the Compensation Committee of the Company’s Board of Directors (the “Committee”).  [The attaining of the objective performance criteria shall be determined in accordance with the terms of the schedule to your employment agreement or offer letter with the Company] If the attaining of objective performance criteria is subject to interpretation, you and we agree that any judgment as to whether the objective performance criteria have been met shall be in the sole, but reasonably exercised, discretion of the Committee.

Except as otherwise provided in Section 7 below, if your employment with the Ampio Companies terminates you will forfeit that portion of the Award that is not vested on the date of your termination.

5.	Sale Event Vesting.

In the event that a Sale Event occurs with respect to the Company prior to your termination of employment with Ampio Companies, any portion of your Option that is not vested shall vest, and become exercisable, upon such Sale Event.

6.	Exercise.

Prior to the Expiration Date and during your employment with the Ampio Companies, you may exercise all or a portion of your Option, to the extent vested, by designation the number of Option Shares to be acquired in accordance with the exercise procedures established by the Committee from time to time.  Your right to exercise the Option, to the extent vested, following the date your employment terminates will depend on the reason for such termination, as described in Section 7 below.

You must pay to the Company at the time of exercise the sum of (i) the full amount of the Exercise Price for the number of Option Shares to be acquired and (ii) an amount equal to the aggregate minimum federal, state and local income and employment taxes that the Company is required to withhold and deposit on behalf of you with respect to your exercise (“Tax Obligation”).

You may elect to pay the Exercise Price or your Tax Obligation by having the Company reduce the number of Option Shares you receive upon such exercise.  Alternatively, you may pay the Exercise Price and your Tax Obligation:

(a)	in cash;
(b)	a “cashless” exercise program established with a broker;

(c)	by surrendering to the Company previously acquired shares of Common Stock having a Fair Market Value at the time of exercise equal to the Exercise Price or Tax Obligation; or
(d)

to the extent permitted by applicable law, by delivery of irrevocable instructions to a broker to (1) promptly deliver to the Company the amount of sale proceeds from the Option Shares or other proceeds to pay the Exercise Price or the Tax Obligation, and (2) deliver to you the balance of the Option Share proceeds in the form of cash or shares of Common Stock.

If you pay the Exercise Price or your Tax Obligation by surrender of shares of Common Stock, you must also submit proof acceptable to the Company substantiating your ownership of those shares.  The value of previously acquired shares of Common Stock used to pay the Exercise Price (either directly or by attestation) of the Option Shares to be acquired or your Tax Obligation shall be equal to the aggregate Fair Market Value of such previously acquired shares of Common Stock on the date of the exercise.  Your Option will be considered finally exercised on the date on which your payment of the Exercise Price and Tax Obligation is received by the Company.  By exercising any portion of the Option, you are accepting all of the terms and conditions specified in this Agreement.

7.	Impact of Termination of Employment on Option.

Except as otherwise expressly provided in this Section 7 or otherwise agreed to by the Committee, if your employment with the Ampio Companies terminates, (i) you will forfeit that portion of your Option that is not vested on the date of your termination and (ii) you will have a limited period in which to exercise such portion of any Option as was vested on the date of your termination.  The Committee, in its sole discretion, shall be authorized to determine the nature of any termination of employment and your rights under this Section 7 as a result of such termination and such determination shall be binding for all purposes under this Section 7.

(a)

Death or Disability. If you die or if the Company elects to terminate your employment with the Ampio Companies due to your Disability, (i) your Option (to the extent not previously vested) will vest and become non-forfeitable as of the date of your death or the date your employment terminates due to your Disability and (ii) your Option may be exercised thereafter at any time that is both before the Expiration Date and within one year of the date of your death or termination.  To the extent not previously exercised, your Option will terminate and may not be exercised after the earlier of the Expiration Date or the first anniversary of the termination of your employment due to your death or Disability.

(b)

Voluntary Termination.  If you voluntarily terminate your employment with the Ampio Companies, (i) your Option (to the extent not previously vested) will terminate and be forfeited as of the date your employment terminates, and (ii) your Option, to the extent vested, may be exercised during the 90 day period immediately following the date your employment terminates. Any vested portion of the Option which remains unexercised will be forfeited, and your right to exercise that portion of the Option shall terminate, on the 91st day following the date your employment terminates.

(c)

Involuntary Termination other than for Cause.  If your employment with Ampio Companies is terminated by the Company other than for Cause,  (i) your Option (to the extent not previously vested) will terminate and be forfeited as of the day your employment terminates and (ii) your Option, to the extent vested, may be exercised during the 90 day period immediately following the date your employment terminates.  Any vested portion of the Option which remains unexercised will be forfeited, and your right to exercise that portion of the Option  shall terminate, on the 91st day following the date your employment terminates.

(d)

Termination for Cause.  If your employment with the Ampio Companies is terminated for Cause, your Option will be forfeited and your rights to exercise the Option, whether or not vested, shall terminate as of the date your employment terminates.

For purposes of this Award, “Cause” shall have the meaning set forth in the employment agreement between you and any of the Ampio Companies.  In the event that you are not party to an employment agreement or your employment agreement does not contain a definition of “Cause,” it shall mean (i) your willful malfeasance or willful misconduct in connection with your employment; (ii) your gross negligence in performing any of your duties to the Ampio Companies; (iii) your conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) your willful and deliberate violation of an Ampio Company policy, (v) your unintended but material breach of any written policy applicable to all employees adopted by an Ampio Company which is not cured to the reasonable satisfaction of the Board within thirty (30) business days after notice thereof; (vi) your unauthorized use or disclosure of any proprietary information or trade secrets of the Ampio Companies or any other party as to which you owe an obligation of nondisclosure as a result of your relationship with the Ampio Companies, (vii) your willful and deliberate breach of your obligations under any employment agreement with any of the Ampio Companies, or (viii) any other material breach by you of any of your obligations in any employment agreement with any of the Ampio Companies which is not cured to the reasonable satisfaction of the Board within thirty (30) business days after notice thereof.

8.	Adjustments In Capitalization.

In the event of any dividend or other distribution (in whatever form), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar transaction or event that affects the Common Stock, the Committee shall adjust the terms of the Option, to the extent necessary, in its sole discretion, in order to prevent dilution or enlargement of the benefits or potential benefits of the Option.  However, in no event shall the Committee adjust the terms of the Option in a manner which could cause the Option to be treated as the grant of a new Option for purposes of Section 409A of the Code and Treas. Reg. §§ 1.409A-2 through 1.409A-6 or cause the Company to incur a new compensation charge for financial reporting purposes.

9.	Rights as a Stockholder.

You will have no rights as a stockholder with respect to any Option Shares until and unless you exercise the Option and shares of Common Stock have been issued to you.

10.	Public Offer Waiver.

By executing this Agreement, you acknowledge and confirm your understanding that your rights under the Plan arise strictly from your status as an employee of the Ampio Companies and that the Company's grant of the Option to you is not an offer of securities made to the general public.

11.	Transferability of Option Shares.

You hereby agree not to offer, sell or otherwise attempt to dispose of any Common Stock covered by the Option Shares in a way which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law or the laws of any other country) or to amend or supplement any such filing, or (ii) violate or cause the Company to violate the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, any other state or federal law, or the laws of any other country. The Company reserves the right to place restrictions on any Common Stock you may receive as a result of your exercise of the Option.

12.	Conformity with the Plan.

This Option is intended to conform in all respects with, and is subject to, all applicable provisions of the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By accepting your Option, you agree to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Company in connection with Options issued under the Plan. You also understand that this Agreement does not give you any legal or equitable right (other than those rights constituting the Agreement itself) against the Ampio Companies directly or indirectly, or give rise to any cause of action at law or in equity against the Ampio Companies.

13.	Interpretations.

Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. The Committee's determination or resolution will be final, binding and conclusive for all purposes.

14.	No Rights to Continued Employment or Future Awards.

You hereby acknowledge and understand that this Option shall not form part of any contract of employment between you and any of the Ampio Companies.  Nothing in the Agreement or the Plan confers on you any right to continue in the employ of the Ampio Companies or in any way affects the Ampio Companies' right to terminate your employment without prior notice at any time or for any reason, whether you have an employment agreement or whether you are an "at-will" employee. You further acknowledge that the Option is being granted to you in consideration of your performance of services for the Ampio Companies and is not under any circumstances to be considered compensation for past services.

You acknowledge and agree that the granting of your Option is at the discretion of the Committee and that acceptance of your Option is no guarantee that future Options will be granted under the Plan.  Notwithstanding  anything in this Agreement or the Plan to the contrary, the Company may amend this Agreement or the Plan, including but not limited to modifications to any of the rights granted to you under this Agreement, without your consent, at such lime and in such manner as the Company may consider necessary or desirable, to reflect changes in law. You also understand that the Company may amend, resubmit, alter, change, suspend, cancel, or discontinue the Plan at any time without limitation.

15.	Consent to Transfer Personal Data.

You hereby acknowledge and consent to the collection, use, processing and transfer of your personal data as described in this Section 15.  You are not obligated to consent to such a collection, use, processing and transfer of personal data.  However, failure to provide your consent may affect your ability to participate in the Plan.  As part of your employment with the Ampio Companies, the Company may maintain certain personal information about you, that may include your name, home address and telephone number, fax number, email address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, driver’s license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefits information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, options or benefit statements, any shares of stock or directorships in the Company, and details of all options or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in your favor (the “Data”).  The Company maintains the Data for the purpose of managing and administering the Plan. The Ampio Companies may transfer Data amongst themselves as needed to implement, administer and manage your participation in the Plan, and the Company may also transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan. These third parties may be located throughout the world, including within the United States. By voluntarily acknowledging receipt of the Option Shares, you are authorizing these third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any transfer of the Data that may be required to administer the Plan and/or to permit a broker, or other third party you have chosen to hold any shares of Company Common Stock you may acquire pursuant to the Plan. You may, at any time, review the Data, require any necessary amendments to it or withdraw your consent to its collection by contacting the Company in writing; however, withdrawing your consent may affect your ability to participate in the Plan.

16.	Miscellaneous.
(a)

Modification. The Committee (or its authorized delegate) shall make all determinations regarding the number of Option Shares granted to you and the conditions set forth in this Agreement. The Committee shall maintain a copy of your Agreement in its records. The Committee may amend or modify this Agreement in any manner, provided that the Committee would have had the authority to do so under the Plan. However, no amendment or modification of this Agreement shall impair your rights under this Agreement without your express consent. Any such amendment, modification or supplementation of this Agreement must be in writing and signed by both you and a representative of the Company.

(b)	Governing Law. This Agreement and the Plan shall be construed in accordance with the laws of the State of Delaware, without reference to any conflict of law principals.
(c)

Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit of the respective successors and permitted assigns of you and the Company, whether so expressed or not.

(d)	Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or any other provision hereof.
(e)

Severability. Whenever feasible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invaliding the remainder of this Agreement.

(f)

Disqualifying Disposition.  If you dispose of the shares of Common Stock prior to the expiration of either two (2) years from the Grant Date or one (1) year from the date the shares are transferred to you pursuant to the exercise of the Option (a “Disqualifying Disposition”), you shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition.  You also agree to provide the Company with any information concerning any such dispositions as the Company requires for tax purposes.

IN WITNESS WHEREOF, the undersigned have executed this Stock Option Agreement effective as of the day and year first above written, which constitutes the date upon which the Committee authorized the issuance of the Option.

Company:

AMPIO PHARMACEUTICALS, INC.

By:
Name:
Title:

Grantee: